FREEPORT-MCMORAN COPPER & GOLD



Connecting the World

1st Quarter 2011 Earnings Conference Call

April 20, 2011

www.fcx.com

FCX LISTED NYSE

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, liquidity, other financial commitments and tax rates, the impact of copper, gold, molybdenum and cobalt price changes, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

In making any forward-looking statements, the person making them believes that the expectations are based on reasonable assumptions. We caution readers that those statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in the Company's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet website www.fcx.com.

FREEPORT-MCMORAN COPPER & GOLD

"Connecting the World"

2010 Annual Report Highlights


FREEPORT-MCMORAN COPPER & GOLD
Connecting the World
2010 ANNUAL REPORT

- Global Leader in Production of Copper, Gold and Molybdenum
- Well Situated to Meet Growing Demand for Metals
- Geographically Diverse
- Long-Lived Reserves
- Growing Production Profile
- Strong Financial Position
- Experienced Team

1Q11 Highlights

Sales Data	1Q11	1Q10
Copper		
Consolidated Volumes (mm lbs)	926	960
Average Realization (per lb)	$4.31	$3.42
Site Production & Delivery Unit Costs (per lb)	$1.61	$1.35
Unit Net Cash Costs (per lb)	$0.79	$0.82
Gold		
Consolidated Volumes (000's ozs)	480	478
Average Realization (per oz)	$1,399	$1,110
Molybdenum		
Consolidated Volumes (mm lbs)	20	17
Average Realization (per lb)	$18.10	$15.09

Financial Results (in millions, except per share amounts)		
Revenues	$5,709	$4,363
Net Income Applicable to Common Stock	$1,499	$897
Diluted Earnings Per Share	$1.57	$1.00 (1)
Operating Cash Flows	$2,359	$1,818
Capital Expenditures	$505	$231
Total Debt	$3,673 (2)	$5,065 (3)
Consolidated Cash	$4,090	$2,722 (3)

(1) Adjusted to reflect February 1, 2011, 2:1 stock split.
(2) Pro forma for April 1, 2011, redemption of $1.1 billion of Senior Notes
(3) Pro forma for April 1, 2010, redemption of $1.0 billion of Senior Notes

FREEPORT-McMoRAN COPPER & GOLD

Quarterly Operating Highlights

1Q11 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.75	$1.30	$1.84	$1.51	$1.61
By-Product Credits	(0.49)	(0.36)	(2.34)	(0.75)	(1.02)
Treatment Charges	0.11	0.19	0.18	-	0.15
Royalties (1)	-	-	0.16	0.10	0.05
Unit Net Cash Costs (Credits)	$1.37	$1.13	$(0.16)	$0.86	$0.79

Sales From Mines for 1Q11 & 1Q10 by Region


North America
276
291
Cu
mm lbs
20 (2)
17 (2)
Mo
mm lbs
South America (3)
312
307
Cu
mm lbs
Indonesia
278
296
Cu
mm lbs
454
458
Au
000's ozs
Africa (4)
60
66
Cu
mm lbs
1Q11
1Q10

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 3 mm lbs in 1Q11 and 2 mm lbs in 1Q10 from South America.
(3) Gold sales totaled 24k ozs in 1Q11 and 19k ozs in 1Q10.
(4) Cobalt sales totaled 6 mm lbs in 1Q11 and 3 mm lbs in 1Q10.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

FREEPORT-MCMORAN COPPER & GOLD

Strong Markets



2,500
2,000
1,500
1,000
500
0
000's Metric Tons
LME Copper Price
LME & COMEX Exchange Stocks*
500
400
300
200
100
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

*Metals Week – Molybdenum Dealer Oxide Price

Value Creation Focus


MINERAL RESOURCES
RESERVE ADDITIONS
INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS
PRODUCTION GROWTH
CASH FLOWS/ RETURNS

Development Project Update
North America

Morenci

Mill Restart & Ramp-up
- Mill averaged 48K t/d during 1Q11; ramping up to 50K t/d

Increase Mine Rate
- Averaged 625K t/d in 1Q11 & reached target of 635K t/d in March
- Further rate increases being evaluated

Potential Mill Expansion
- Commenced Feasibility Study for mill expansion to 115K t/d
- Targeting increase of 150-200mm lbs of incremental Cu production within 2-3 years


Morenci Mill Facility

Freeport-McMoRan Copper & Gold

Development Project Update
North America



Miami Mine Restart

- Began stripping activities in 1Q10; 1Q11 mining rate of ~150K t/d
- Ramp up to 100MM lbs Cu/year
- $40MM project, primarily mining equipment
- 12/31/10 reserves of ~550MM lbs Cu*
- Additional drilling on-going in district

Safford Sulphur Burner

- $150MM project completed; first acid produced in April
- Capacity of 460 mtpy acid
- Reduces external purchases of acid, reduces transportation costs & provides more cost-effective source of acid
- Positive for long-term future of district, including Lone Star


Safford Sulphur Burner

*Estimated using a long-term price of $2.00/lb for copper

Development Project Update
North America

Chino Restart

- Initiating restart of mining & milling activities
  - ~$150mm in restart costs
  - Incremental Cu: 100mm lbs/year in 2012 & 2013 & 200mm lbs in 2014
  - Attractive economics
- At 12/31/10, remaining reserves, excluding metal in stockpiles, totals 2.6 billion lbs Cu*

1Q11 Milestones

- Hiring of workforce on schedule
- Repair work on mine & mill equipment on schedule for 2Q11 start-up


Chino Mill Facilities

*Estimated using a long-term average price of $2.00/lb for copper; 12/31/09 reserves (excluding stockpiles) totaled 1.1 billion lbs using a long-term average price of $1.60/lb for copper

Development Project Update
South America

El Abra Sulfolix

- **Large sulfide mineral deposit underlying current oxide pit**
- **Project extends life 10+ years – ~300MM lbs Cu/yr aggregate**
- **Commenced production in 1Q11**
  - **Ore crushing, conveying, stacking, leaching & PLS transfer systems complete**
  - **Currently extending leach pad**
- **Approximate $725MM project through 2015 with $565MM* for initial phase to be completed in 2011**
- **Studies initiated for potential major mill project**


Sulfolix Stacking


New Leach Pad

** approximately $422mm spent to-date*

FREEPORT-McMoRAN COPPER & GOLD

Development Project Update
South America

Cerro Verde Expansion

Evaluating large-scale concentrator expansion

- Positive exploration/reserve additions
- Current reserve life of 78 years
- Targeting new concentrator facilities of 240K t/d
- Feasibility study is expected to be completed in 2Q11
- Expect to file Environmental Impact Assessment in second half 2011


Cerro Verde Mill Facilities

Mill Throughput


360K t/d
120K t/d
Current
Planned

FREEPORT-MCMORAN COPPER & GOLD

Long-Term Underground Mine Development in Indonesia



Shaft sinking in the Big Gossan

Work continues on the development of our underground reserves

- **Significant undeveloped UG reserves**
  - **Aggregate reserves of 37 billion lbs Cu & 33 million ozs Au**
- **DOZ expanded to 80K t/d**
- **Initiated mining at Big Gossan – full rates of 7K t/d by late 2012**
- **Grasberg Block Cave – ramp-up to commence on completion of open pit**
- **Deep MLZ – completed Feasibility Study with start-up as DOZ depletes**
- **Underground production expected to reach 240K t/d**
- **PT-FI's share of UG development expected to average $470 MM/year over next five years**

FREEPORT-MCMORAN
COPPER & GOLD

Tenke Fungurume

- **Mill operated at 11K t/d in 1Q11, above 8K t/d design capacity**
- **Sold 60MM lbs Cu & 6MM lbs Co in 1Q11**
- **Cu sales expected to increase to 285MM lbs in 2011**
- **Second phase expansion to add incremental 150 mm lbs Cu/year in approximate two-year timeframe**
- **Exploration activities continue to support opportunities for future expansion**


Mill


Tankhouse

Climax Restart


Ball Mill

- Construction is ongoing; ~ 60 percent complete
  - Mill erection progressing & flotation cell placement has commenced
  - Refurbishing primary crusher
  - Continue to work outside as weather conditions permit
- Mine development to commence in 2011
- Construction expected to be complete in early 2012
- $700mm project with estimated remaining costs of $350mm
  - $350mm estimated in 2011
  - 30mm pounds with expansion options
- Continue to evaluate start-up timing

Status of Announced Copper Projects

	Cu Volumes (in mm lbs/year)	Year	Status
Expansions			
Morenci Mill Restart & Mine Rate Increase	125	2011	*complete*
Miami Mine Restart	100	2012	*in progress*
Chino Mine & Mill Restart	200	2012 -2014 (a)	*in progress*
Subtotal	425		
Tenke Mill & Mine Rate Increase	40	2011	*complete*
Cerro Verde Debottleneck	30	2011	*complete*
Total	495		
Replacement Projects			
El Abra Sulfolix	300	2011	*substantially complete*
Grasberg U/G	1,100	2016 (b)	*in progress*
	1,400		

(a) 100mm lbs in 2012 & 2013; 200mm lbs by 2014
(b) following transition and ramp-up from open pit; timing under evaluation

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Copper Projects Under Evaluation

Mill Expansions	Incremental Copper (mm lbs/year)	Preliminary Capital* ($ billions)	Achieve Full Rates
Cerro Verde (360K)	600	$3.5	2016
Morenci (115K)	150-200	0.9	2014
Tenke (14K)	150	0.8	2013
TOTAL	900-950	$5.2	

~1 billion lbs/year Incremental Cu
~$5 billion Capital Investment

* *preliminary estimates and excludes capitalized interest; Feasibility Studies in progress*

Potential Additional Projects

North America

- Sulfides/Mill Projects
  - Large Scale Morenci
  - Sierrita
  - Bagdad
  - Ajo
  - Twin Buttes
- Safford/Lone Star

South America

- El Abra Mill

Africa

- Future Expansion of Tenke Oxides
- Tenke Sulfides

FREEPORT-MCMORAN COPPER & GOLD

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration in 2011e $225 million


North America 32%
South America 30%
Africa 20%
15% Indonesia
3%
Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2011 Outlook

- **Sales Outlook:**
  - **Copper: 3.9 Billion lbs.**
  - **Gold: 1.6 Million ozs.**
  - **Molybdenum: 73 Million lbs.**
- **Unit Net Cash Cost(1):**
  - **$1.04/lb**
- **Operating Cash Flows(2):**
  - **~$8.3 Billion (@$4.25 copper for remaining 9 months)**
  - **Each 10¢/lb Change in Copper = $250 MM in 2011**
- **Capital Expenditures:**
  - **$2.5 Billion**

(1) Assumes average prices of $1,400/oz for gold and $15/lb for molybdenum in the remaining nine months of 2011.

(2) Assumes prices of $1,400/oz gold, and $15/lb molybdenum in the remaining nine months of 2011; each $50/oz change in gold would have an approximate $50 MM impact, and each $2.00/lb change in molybdenum would have an approximate $60 MM impact.

NOTE: Amounts are projections; see cautionary statement.

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
3.9
4.0
4.2
2010
2011e
2012e
2013e

Note: Consolidated copper sales include approximately 756 mm lbs in 2010, 750 mm lbs in 2011e, 760 mm lbs in 2012e, and 775 mm lbs in 2013e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


2
1
0
1.9
1.6
1.2
1.7
2010
2011e
2012e
2013e

Note: Consolidated gold sales include approximately 184k ozs in 2010, 160k ozs in 2011e, 120k ozs in 2012e, and 165k ozs in 2013e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
80
60
40
20
0
67
73
70
70
2010
2011e
2012e
2013e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2011e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
926
965
1,045
965
1Q11
2Q11e
3Q11e
4Q11e

Note: Consolidated copper sales include approximately 173 mm lbs in 1Q11, 185 mm lbs in 2Q11e, 200 mm lbs in 3Q11e and 192 mm lbs in 4Q11e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


800
600
400
200
0
480
365
445
275
1Q11
2Q11e
3Q11e
4Q11e

Note: Consolidated gold sales include approximately 47k ozs in 1Q11, 38k ozs in 2Q11e, 45k ozs in 3Q11e and 30k oz in 4Q11e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
20
17
18
18
1Q11
2Q11e
3Q11e
4Q11e

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2011 Operating Estimates

2011e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.82	$1.32	$2.00	$1.46	$1.67
By-product Credits	(0.45)	(0.31)	(1.95)	(0.62)	(0.82)
Treatment Charges	0.10	0.18	0.16	-	0.14
Royalties (2)	-	-	0.17	0.09	0.05
Unit Net Cash Costs	$1.47	$1.19	$0.38	$0.93	$1.04

2011e Sales From Mines by Region

North America | South America | Indonesia | Africa



1,235
Cu mm lbs
73 (3)
Mo mm lbs
1,320
Cu mm lbs
0.1
Au mm ozs
1,060
Cu mm lbs
1.5
Au mm ozs
285
Cu mm lbs
20
Co mm lbs

(1) Estimates assume average prices of $4.25/lb for copper, $1,400/oz for gold, $15/lb for molybdenum and $14/lb for cobalt for the remaining nine months of 2011. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs for 2011 would change by ~$0.02/lb for each $50/oz change in gold and for each $2/lb change in molybdenum.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,200 Gold & $12 Molybdenum)


(US$ billions)
$15
$12
$9
$6
$3
$0
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,200 Gold & $12 Molybdenum)


(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

*Based on operating plans, volumes and costs for average of 2012e & 2013e.

Note: For 2012e/2013e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $120 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$390	$270
Molybdenum: -/+ $1.00/lb	$60	$50
Gold: -/+ $50/ounce	$70	$40
Diesel(1): -/+ 10%	$85	$55
Purchased Power(2): -/+ 10%	$45	$25
Currencies(3): +/- 10%	$130	$75

(1) $3.35/gallon base case assumption.

(2) 7.3¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 480 Chilean peso, 9,000 Indonesian rupiah, $1.00 Australian dollar, $1.42 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2012e/2013e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)

Excludes current projects under evaluation


(US$ billions)
Major Projects
All Other
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
0.7
0.7 (2)
$2.5
1.2
1.3 (3)
$2.1
1.2
0.9 (4)
2010
2011e
2012e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes El Abra sulfide, Grasberg underground development, Climax construction activities and Safford sulphur burner.
(3) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide.
(4) Primarily includes Grasberg underground development.
Note: Includes capitalized interest. Excludes capital expenditures for Projects Under Evaluation (slides 17 and 18).
e= estimate. See Cautionary Statement.

Balance Sheet


(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.4
$3.7
At Time of PD Acquisition in March 2007
12/31/08
Pro Forma 3/31/11(2)

	At Time of PD Acquisition in March 2007	12/31/08	Pro Forma 3/31/11
Consolidated Cash	$3.4	$0.9	$4.1
Net Debt/(Cash)	$14.2	$6.5	$(0.4)

- Repaid $3.7 bn in Debt Since YE 2008 (50% Reduction) (2)
- Significant Liquidity
- Strong Credit Metrics
- No Near-term Maturities
- Investment Grade Rated by S&P, Moody's, Fitch

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.
(2) Adjusted for the April 1, 2011, redemption of FCX's 8.25% Senior Notes due 2015.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- Current Common Stock Dividend Rate: $1.00/Share per Annum
- Supplemental Dividend of $0.50/Share to be Paid June 1, 2011
  - $0.50 (Post-split) Paid on December 30, 2010
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2011e-2015e

2011e – 2015e PT-FI Share
Total: 6.0 billion lbs copper
Annual Average: 1.2 billion lbs

2011e – 2015e PT-FI Share
Total: 8.3 million ozs gold
Annual Average: 1.7 million ozs



Copper, billion lbs
Gold, million ozs
1.1
1.5
1.0
1.1
1.1
1.6
1.2
1.6
1.6
2.5
2011e
2012e
2013e
2014e
2015e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
3Q11
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
3Q11
End 2010
8E
1Q11
2Q11
4Q11
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
8E
End 2011
2012
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End
2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End
2013
2014
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
9S
End 2014
2015

Mining Sequence in 2016

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2016
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
End 2015
9S
2016